                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                 ___________

                                  FORM 8-K/A


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                AUGUST 2, 1993


                                 ____________


                         TRANSTECHNOLOGY CORPORATION

            (Exact name of registrant as specified in its charter)

Delaware                  1-7872                             95-4062211
(State or other           (Commission File                   (I.R.C. Employer
jurisdiction of           Number)                            Identification
incorporation)                                               Number)

                    700 Liberty Avenue      07083
                    Union, New Jersey       (Zip Code)
                    (Address of principal
                    executive offices)


                                (908) 964-5666
             (Registrant's telephone number, including area code)

        ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        INDEX :

(A)     HISTORICAL FINANCIAL INFORMATION OF THE PALNUT PLANT OF THE TRW FASTENERS DIVISION

        Independent Auditors' Report ..................................................      3

        Balance Sheets ................................................................      4

        Statements of Operations and TRW's Net Investment .............................      5

        Statements of Cash Flows ......................................................      6

        Notes to Financial Statements .................................................      7 - 9

        Unaudited Interim Period Balance Sheet ........................................      10

        Unaudited Interim Period Statements of Operations and TRW's Net Investment ....      11

        Unaudited Interim Period Statements of Cash Flows ..............................     12

        Notes to Unaudited Interim Period Financial Statements ........................      13


(B)     PRO-FORMA CONDENSED COMBINED FINANCIAL INFORMATION

        Introduction ..................................................................      14

        Balance Sheet at June 27, 1993 ................................................      15

        Statement of Operations for the Three Months Ended June 27, 1993 ..............      16

        Notes to Pro Forma Condensed Combined Financial Statements
          for the Interim Period ended June 27, 1993 .................................       17

        Statement of Operations for the Twelve Months Ended March 31, 1993 ...........       18

        Notes to Pro Forma Condensed Combined Statement of Operations
          for the Twelve Months Ended March 31, 1993 .................................       19



(C)     OTHER EXHIBITS

        (1) Agreement of Purchase and Sale dated as of June 4, 1993 between the Company and TRW (Incorporated by reference)

        (2) Third Amendment to the Revolving Loan and Security Agreement between TransTechnology and National Bank of Canada (Incorporated by reference to the Company's Annual Report on form 10-K for the fiscal year ended March 31, 1993)

                     [LETTERHEAD, DELOITTE & TOUCHE LLP]








INDEPENDENT AUDITORS' REPORT


To the Board of Directors of
  TransTechnology Corporation:

We have audited the accompanying balance sheets of The Palnut Plant of the TRW Fasteners Division, a division of TRW Inc., as of December 31, 1992 and 1991, and the related statements of operations and TRW's net investment, and of cash flows for each of the three years in the period ended December 31, 1992. These financial statements are the responsibility of the management of The Palnut Plant of the TRW Fasteners Division. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of The Palnut Plant of the TRW Fasteners Division at December 31, 1992 and 1991, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1992 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared from the separate records maintained by The Palnut Plant of the TRW Fasteners Division and may not necessarily be indicative of the conditions that would have existed or the results of operations if The Palnut Plan of the TRW Fasteners Division had been operated as an unaffiliated company. Portions of certain expenses represent allocations made from corporate-office items applicable to TRW Inc. as a whole.



/s/ DELOITTE & TOUCHE LLP
- - -------------------------

November 22, 1994

THE PALNUT PLANT OF THE TRW FASTENERS DIVISION

BALANCE SHEETS
DECEMBER 31, 1992 AND 1991
- - --------------------------------------------------------------------------------
(IN THOUSANDS)

ASSETS                                                   1992         1991
CURRENT ASSETS:
  Cash                                                 $      4     $      9
  Accounts receivable (net of allowances
    of $209 in 1992 and $661 in 1991)                     3,248        3,747
  Inventories (Note 2)                                    2,362        1,608
  Prepaid expenses and other                                 60           48
  Intercompany receivables -- net (Note 5)                  498          648
                                                       --------     --------
      Total current assets                                6,172        6,060
                                                       --------     --------

PROPERTY, PLANT AND EQUIPMENT -- At cost:
  Land and improvements                                     157          157
  Buildings and equipment                                 3,571        3,618
  Machinery and equipment                                12,123       12,114
  Production tooling                                        962          931
  Construction in progress                                1,001          161
                                                       --------     --------
      Total property, plant and equipment                17,814       16,981

  Less accumulated depreciation                         (11,640)     (10,671)
                                                       --------     --------

  Property, plant and equipment -- net                    6,174        6,310
                                                       --------     --------

OTHER                                                         6            5
                                                       --------     --------

TOTAL ASSETS                                           $ 12,352     $ 12,375
                                                       ========     ========

LIABILITIES AND TRW'S NET INVESTMENT

CURRENT LIABILITIES:
  Accounts payable -- trade                            $  1,624     $  1,595
  Accrued bonus                                             202          126
  Accrued vacation                                          156          138
  Other accrued expenses                                    334          249
                                                       --------     --------
      Total current liabilities                           2,316        2,108

TRW'S NET INVESTMENT                                     10,036       10,267
                                                       --------     --------

TOTAL LIABILITIES AND TRW'S NET INVESTMENT             $ 12,352     $ 12,375
                                                       ========     ========

See notes to financial statements.

THE PALNUT PLANT OF THE TRW FASTENERS DIVISION


STATEMENTS OF OPERATIONS AND TRW'S NET INVESTMENT
YEARS ENDED DECEMBER 31, 1992, 1991 AND 1990
- - -------------------------------------------------------------------------------------------
(IN THOUSANDS)

                                                 1992              1991              1990
SALES                                          $ 26,128          $ 24,943          $ 25,863

COST OF GOODS SOLD                               19,224            18,402            18,342
                                               --------          --------          --------

     Gross Profit                                 6,904             6,541             7,521

GENERAL, ADMINISTRATIVE AND
  SELLING EXPENSES (Note 5)                       3,626             3,615             3,786

RESEARCH AND DEVELOPMENT EXPENSES                   473               486               455
                                               --------          --------          --------

NET INCOME (Note 3)                               2,805             2,440             3,280

TRW'S NET INVESTMENT, BEGINNING OF YEAR          10,267             9,757            10,198

NET INTERCOMPANY TRANSACTIONS                    (3,036)           (1,930)           (3,721)
                                               --------          --------          --------

TRW'S NET INVESTMENT, END OF YEAR              $ 10,036          $ 10,267          $  9,757
                                               ========          ========          ========




See notes to financial statements

THE PALNUT PLANT OF THE TRW FASTENERS DIVISION

STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1992, 1991 AND 1990
- - ----------------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)

                                                                              1992             1991               1990
CASH FLOWS FROM OPERATING ACTIVITY:
  Net Income                                                                $ 2,805          $ 2,440            $ 3,280
  Adjustments to reconcile net income to
    net cash provided by operating activities:
    Depreciation                                                              1,017              975                881
    Loss on sale of machinery and equipment                                       9              -                   30
  Changes in current assets and current liabilities:
    Accounts receivable                                                         499           (1,221)             1,128
    Inventories                                                                (754)             104                607
    Prepaid expenses and others                                                 (12)              26                (36)
    Intercompany receivable                                                     150              420             (1,239)
    Other assets                                                                 (1)              (5)                 3
    Accounts payable - trade                                                     29              118                 70
    Accrued expenses                                                            179                1                122
                                                                            -------          -------            -------

    Net cash provided by operating activities                                 3,921            2,858              4,846
                                                                            -------          -------            -------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital expenditures                                                         (890)            (956)            (1,193)
                                                                            -------          -------            -------

    Net cash used in investing activities                                      (890)            (956)            (1,193)
                                                                            -------          -------            -------
CASH FLOWS USED IN FINANCING ACTIVITIES - Net
  intercompany transactions                                                  (3,036)          (1,930)            (3,721)

NET DECREASE IN CASH                                                             (5)             (28)               (68)

CASH, BEGINNING OF YEAR                                                           9               37                105
                                                                            -------          -------            -------

CASH, END OF YEAR                                                           $     4          $     9            $    37
                                                                            =======          =======            =======

See notes to financial statements.

THE PALNUT PLANT OF THE TRW FASTENERS DIVISION

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1992, 1991 AND 1990
- - --------------------------------------------------------------------------------
(IN THOUSANDS)

1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation - The accompanying financial statements present the financial position, results of operations and cash flows of The Palnut Plant of the TRW Fasteners Division ("Palnut"), a division of TRW, Inc. ("TRW"). Palnut is a manufacturer of specialty metal fasteners and is a supplier to the automotive and general industrial sectors. The financial statements have been prepared from the separate records of the division maintained by Palnut and TRW and may not necessarily be indicative of the conditions that would have existed or the results of operations if Palnut had been operated as an unaffiliated company. Portions of certain expenses represent allocations made from corporate-office items applicable to TRW as a whole. Additionally, net investment activity consists of the net result of Palnut's financing and operating activities with TRW.

        TRW's Net Investment - The net investment as shown in the accompanying financial statements represents income retained by Palnut since the acquisition by TRW in 1968 and the intercompany account with TRW, which consists of transactions with TRW and its subsidiaries.

        Inventories - Inventories are valued at the lower of cost or market. Cost is determined using the last-in, first-out (LIFO) method. Cost includes material, labor and manufacturing overhead costs.

        Property, Plant and Equipment - Property, plant and equipment is recorded at cost. Provisions for depreciation are made on a straight line basis over the estimated useful lives of depreciable assets ranging from 10 to 35 years.

        Revenues - Revenues are recorded when goods are shipped.

2.      INVENTORIES

        Inventories are summarized as follows at December 31:


                                                                       1992               1991

          Raw materials                                              $   492            $   386
          Work in progress                                             1,626              1,085
          Finished goods                                               1,953              1,689
                                                                     -------            -------

          Total inventories valued at current cost                     4,071              3,160
          Reduction to LIFO valuation                                 (1,709)            (1,552)
                                                                     -------            -------

                                                                     $ 2,362            $ 1,608
                                                                     =======            =======


        Liquidation of LIFO inventory layers caused by certain inventory reductions increased net income for 1991 and 1990 by $85 and $577, respectively.

3.      INCOME TAXES

        Palnut is included in the consolidated federal income tax return of TRW. TRW's interdivisional tax allocation policy is not to allocate federal income taxes to its divisions or subsidiaries. As such, current and deferred federal income taxes and the related balance sheet effects have not been presented in the accompanying financial statements. This policy also applies to state and local income taxes, therefore, no such amounts have been presented in the accompanying financial statements. However, management estimates that income tax expense would have been $1,066, $927 and $1,246 for the years ended December 31, 1992, 1991 and 1990, respectively, had such taxes been calculated on a stand-alone basis.

        In February 1992, the Financial Accounting Standards Board (FASB) issued a new standard, Statement of Financial Accounting Standards
        (SFAS) No. 109, "Accounting for Income Taxes," which requires the use of the asset and liability approach for financial accounting and reporting for income taxes. Since it is TRW's policy not to allocate income taxes to its divisions or subsidiaries, the adoption of SFAS No. 109 will have no effect on these financial statements.

4.      EMPLOYEE BENEFIT PLANS

        Palnut participates in a defined contribution plan provided by TRW which qualifies under Section 401(k) of the Internal Revenue Code. Contributions related to the 401(k) plan were $188, $193 and $222 in 1992, 1991 and 1990, respectively.

        Palnut also participates in defined benefit pension plans for both salaried and hourly employees sponsored by TRW. The plans are open to all employees and vest following five years of service. Contributions of $27 were made in 1990. No contributions were made to the plans during 1992 and 1991.

5.      RELATED PARTY TRANSACTIONS

        During the years ended December 31, 1992, 1991 and 1990, Palnut was a party to certain transactions with TRW and its affiliates. These transactions included divisional allocations for shared services, corporate transfers, and sales to various affiliates of TRW.

        Divisional allocations for services provided amounted to $1,155, $1,677 and $1,268 for the years ended December 31, 1992, 1991 and 1990, respectively. Such services included sales and marketing, finance, human resources and computer services and are included in the general, administrative, and selling expenses in the accompanying statements of operations and TRW's net investment. In addition, $50 in manufacturing management allocations are included in cost of goods sold for the year ended December 31, 1992. Allocations for sales and marketing expenses are based on auto sales, allocations for finance and human resources are fixed amounts and allocations for computer services are based on usage. Management believes these are reasonable allocations of such expenses. Palnut also shares an accounts receivable department with other affiliates within TRW Fasteners Division. Cash transfers relating to accounts receivable are made through an interdivision account. Collections are directly transferred from lock box receipts to TRW through this account.

        The intercompany receivables related to the divisional allocations and accounts receivable transfers were $374 and $842 at December 31, 1992 and 1991, respectively.

        Accounts payable, employee benefit costs and payroll taxes withheld are settled through the interdivision account maintained with TRW corporate office. The balance in this account is transferred every month to TRW Division Investment control account. At December 31, 1992 and 1991, Palnut owed TRW Corporate $204 and $393, respectively.

        Intercompany sales for the years ended December 31, 1992, 1991 and 1990 were $669, $495 and $690, respectively. The intercompany receivables related to these sales were $328 and $199 at December 31, 1992 and 1991, respectively.

        Palnut also received transfers of equipment from various TRW divisions which were recorded at the net book value at the time of transfer. Capital expenditures for the years ended December 31, 1992 and 1990 include $14 and $28, respectively, of equipment transfers at net book value.

6.      SUBSEQUENT EVENTS

        On August 2, 1993, TRW entered into an agreement with TransTechnology Corporation to sell substantially all of the assets and business of Palnut. The accompanying financial statements do not reflect any adjustments as a result of such a sale to TransTechnology Corporation.

                                 * * * * * *

                THE PALNUT PLANT OF THE TRW FASTENERS DIVISION

                         INTERIM PERIOD BALANCE SHEET
                                 July 2,1993

                                 (Unaudited)

                          (In Thousands of Dollars)

ASSETS

Current Assets:
  Cash                                                                                     $    16
  Accounts Receivable (Net of Allowance for Doubtful Accounts of $30)                        5,385
  Inventories                                                                                2,668
  Prepaid Expenses and Other                                                                    57
                                                                                           -------

    Total Current Assets                                                                     8,126
                                                                                           -------

Property Plant and Equipment - at Cost:
  Land and Improvements                                                                        157
  Building                                                                                   4,247
  Machinery & Equipment                                                                     12,295
  Production Tooling                                                                           962
  Construction in Progress                                                                     618
                                                                                           -------

  Total Property, Plant and Equipment                                                       18,279
  Less: Accumulated Depreciation                                                           (12,061)
                                                                                           -------

    Property, Plant and Equipment - Net                                                      6,218
                                                                                           -------

Other                                                                                           12
                                                                                           -------

    Total Assets                                                                           $14,356
                                                                                           =======


LIABILITIES AND TRW'S NET INVESTMENT

Current Liabilities:
  Accounts Payable - Trade                                                                 $ 1,763
  Accrued Bonus                                                                                 48
  Accrued Vacation                                                                             236
Other Accrued Expenses                                                                         503
Intercompany Payables - Net                                                                    216
                                                                                           -------

  Total Current Liabilities                                                                  2,766
                                                                                           -------

TRW's Net Investment                                                                        11,590
                                                                                           -------

    Total Liabilities and TRW's Net Investment                                             $14,356
                                                                                           =======

                   See Notes to Interim Financial Statements

                THE PALNUT PLANT OF THE TRW FASTENERS DIVISION

       INTERIM PERIOD STATEMENT OF OPERATIONS AND TRW'S NET INVESTMENT
           For the Six Months Ended July 2, 1993 and June 26, 1992

                                 (Unaudited)

                          (In Thousands of Dollars)






                                                                   Six Months Ended
                                                            July 2, 1993      June 26, 1992

Sales                                                            $15,010            $13,539

Cost of Goods Sold                                                10,629              9,933
                                                                 -------            -------

Gross Profit                                                       4,381              3,606

General Administrative, Selling
  and Other Expenses                                               2,070              1,563

Research and Development Expenses                                    285                250
                                                                 -------            -------

Net Income                                                         2,026              1,793

TRW's Net Investment, Beginning of Period                         10,036             10,267

Net Investment Activity                                             (472)            (1,796)
                                                                 -------            -------

TRW's Net Investment, End of Period                              $11,590            $10,264
                                                                 =======            =======




                   See Notes to Interim Financial Statements

                THE PALNUT PLANT OF THE TRW FASTENERS DIVISION

                    INTERIM PERIOD STATEMENT OF CASH FLOWS
            Six month periods ended July 2, 1993 and June 26, 1992

                                 (Unaudited)

                          (In Thousands of Dollars)





                                                                      Six Months Ended
                                                               July 2, 1993      June 26, 1992

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income                                                     $ 2,026             $1,793
  Adjustments to Reconcile Net Income to Net Cash Provided
   by Operating Activities:
    Depreciation                                                     420                525
    Provision for Losses on Accounts Receivable                      121                117
   Changes in Current Assets and Current Liabilities:
    Accounts Receivable                                           (2,258)              (853)
    Inventories                                                     (306)              (709)
    Prepaid Expenses and Other                                         3                 (9)
    Other Assets                                                      (6)                -
    Accounts Payable - Trade                                         139                (18)
    Accrued Compensation                                             (74)                82
    Other Current Liabilities                                        169                732
    Intercompany Payables                                            714                224
                                                                 -------             ------

    Net Cash Provided by Operating Activities                        948              1,884
                                                                 -------             ------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital Expenditures                                              (464)               (85)
                                                                 -------             ------

    Net Cash Used in Investing Activities                           (464)               (85)
                                                                 -------             ------

CASH FLOWS FROM FINANCING ACTIVITIES - NET:
  Intercompany Transactions                                         (472)            (1,796)
                                                                 -------             ------

NET INCREASE IN CASH                                                  12                  3

CASH, BEGINNING OF PERIOD                                              4                  9
                                                                 -------             ------

CASH, END OF PERIOD                                              $    16             $   12
                                                                 =======             ======



                   See Notes to Interim Financial Statements

                THE PALNUT PLANT OF THE TRW FASTENERS DIVISION

                    NOTES TO INTERIM FINANCIAL STATEMENTS


                                 (Unaudited)




Note 1 - Interim Financial Information

         The financial information included herein as of July 2, 1993 and for for the six months ended July 2, 1993 and June 26, 1992 is unaudited and, in the opinion of management, reflects all adjustments necessary for a fair presentation of the Company's financial position as of that date and the results of operations for those periods.


Note 2 - Inventories

         Inventories are summarized as follows for July 2, 1993:




                Raw Materials                                               $  718
                Work in Progress                                             1,118
                Finished Goods                                               2,541
                                                                            ------

                Total Inventories Valued at Current Cost                     4,377
                Reduction to LIFO Valuation                                 (1,709)
                                                                            ------

                                                                            $2,668
                                                                            ======


              PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                 INTRODUCTION

                                 (Unaudited)



The following unaudited Pro Forma Combined Condensed Balance Sheet at June 27, 1993, and the unaudited Pro Forma Combined Condensed Statement of Operations for the three-month period ended June 27, 1993 and the twelve month period ended March 31, 1993, are of TransTechnology Corporation and it's subsidiaries and the Palnut fastener operation, formerly a division of TRW Inc., and purchased by TransTechnology Corporation on August 2, 1993. The pro forma adjustments to the Balance Sheet assumes that the acquisition was consumated at the end of the period being presented. The pro forma adjustments to the Statements of Operations assumes that the acquisition was consumated at the beginning of the period being presented. Palnut's financial data has been adjusted from TRW Inc.'s calendar year-end reporting basis to TransTechnology Corporation's March 31, year-end basis of reporting.

                  PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                June 27, 1993

                                 (Unaudited)

                          (In Thousands of Dollars)

                                               Transtechnology       Palnut        Pro Forma        Pro Forma
                                                 Historical        Historical     Adjustments       Combined
Current Assets:
 Cash                                             $   237           $    16                         $    253
 Due from (to) Parent                                                  (216)       $   216 (B)
 Accounts Receivable                               18,236             5,385                           23,621
 Income Tax Receivable                                 50                                                 50
 Inventories                                       34,493             2,668          1,552 (C)        38,713
 Prepaid and Other Current Assets                   3,900                57                            3,957
 Deferred Income Taxes                              2,101                                              2,101
 Net Assets of Discontinued Businesses              3,393                                              3,393
                                                  -------           -------        -------          --------
  Total Current Assets                             62,410             7,910          1,768            72,088
                                                  -------           -------        -------          --------
Property - at Cost:
 Land                                               2,781               157            885 (A)         3,823
 Buildings                                         10,043             4,247            655 (A)        14,945
 Machinery & Equipment                             24,741            12,295          3,752 (A)        40,788
 Furniture & Fixtures                               3,508               962                            4,470
 Leasehold Improvements                               710               618                            1,328
                                                  -------           -------        -------          --------
  Total                                            41,783            18,279          5,292            65,354
  Less: accumulated depreciation                   21,043            12,061                           33,104
                                                  -------           -------        -------          --------
    Property - Net                                 20,740             6,218          5,292            32,250
                                                  -------           -------        -------          --------
Other Assets:
 Notes Receivable                                   5,733                                              5,733
 Costs in Excess of Net Assets of
  Acquired Businesses                               2,666                                              2,666
 Other                                              6,035                12          2,850  (A)        8,897
                                                  -------           -------        -------          --------
  Total Other Assets                               14,434                12          2,850            17,296
                                                  -------           -------        -------          --------
    Total Assets                                  $97,584           $14,140        $ 9,910          $121,634
                                                  =======           =======        =======          ========
Current Liabilities:
 Current Portion of Long-Term Debt                $    38                                           $     38
 Accounts Payable                                   5,046           $ 1,763                            6,809
 Accrued Compensation                               2,479               284                            2,763
 Accrued Income Taxes                               2,552                                              2,552
 Other Current Liabilities                          6,344               503                            6,847
                                                  -------           -------        -------          --------
  Total Current Liabilities                        16,459             2,550                           19,009
                                                  -------           -------        -------          --------
Long-term Debt Payable to Banks and Others         13,680                           20,000  (A)       33,680
                                                  -------           -------        -------          --------
Other Long-Term Liabilities                         5,048                            1,500  (A)        6,548
                                                  -------           -------        -------          --------
Stockholder's Equity:
 Common Stock-authorized, 14,700,000
  shares of $.01 par value; issued,
  5,122,004 shares at June 27, 1993                    51                                                 51
 Additional Paid-in Capital                        44,619                                             44,619
 Retained Earnings                                 17,727            11,590        (12,926) (A)       17,727
                                                                                      (216) (B)
                                                                                     1,552  (C)
                                                  -------           -------        -------          --------
  Total Stockholders' Equity                       62,397            11,590        (11,590)           62,397
                                                  -------           -------        -------          --------
Total Liabilities and Stockholder's Equity        $97,584           $14,140        $ 9,910          $121,634
                                                  =======           =======        =======          ========


        See notes to pro forma condensed combined financial statements

             PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                   For The Three Months Ended June 27, 1993

                                  (Unaudited)

              (In Thousands of Dollars Except Per Share Amounts)



                                             Transtechnology         Palnut          Pro Forma          Pro Forma
                                                Historical         Historical       Adjustments         Combined

Total Revenue                                     $24,756             $7,237                             $31,993

Cost of sales                                      17,312              4,982             164  (D)         22,458
                                                  -------             ------           -----             -------

Gross Profit                                        7,444              2,255            (164)              9,535

General Administrative, Selling
 and Other Expenses                                 4,836              1,404                               6,240

Interest expense                                      186                  0             285  (E)            471
                                                  -------             ------           -----             -------

Income Before Income Taxes                          2,422                851            (449)              2,824

Provision for income taxes                            908                  0             151  (F)          1,059
                                                  -------             ------           -----             -------

Net Income                                        $ 1,514             $  851           ($600)            $ 1,765
                                                  =======             ======           =====             =======


Earnings Per Share:

Net Income per Share                              $  0.30                                                $  0.34
                                                  =======                                                =======


Number of Shares Used in
 Computation of Per Share
 Information:                                   5,122,000                                              5,122,000





        See notes to pro forma condensed combined financial statements

          NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                For the Three Month Period Ended June 27, 1993

                                 (Unaudited)



(A) Reflects the elimination of Palnuts' retained earnings, the inclusion of acquisition costs and intangibles per the contract, additional long-term debt acquired, record the step-up of fixed assets and establish necessary reserves, assuming the transaction occurred at the end of the period.

(B) Reflects the elimination of the due from parent account (intercompany receivable with TRW).

(C) Reflects the adjustment necessary to convert the ending Palnut inventory balance from the Last-in, First-out method of valuation to the First-in, First-out method.

(D) Represents three months of amortization expense on the intangibles and three-months of depreciation expense on the stepped-up fixed assets, assuming the acquisition occurred at the beginning of the period.

(E) Represents three months of interest expense on the additional long-term debt recorded at the beginning of the period.

(F) Represents the addition to the combined income tax provision for the three-months ended June 27, 1993, due to the inclusion of Palnut.

             PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                  For The Twelve Months Ended March 31, 1993

                                 (Unaudited)

              (In Thousands of Dollars Except Per Share Amounts)



                                             Transtechnology         Palnut          Pro Forma          Pro Forma
                                                Historical         Historical       Adjustments         Combined

Total Revenue                                    $103,123            $27,404                            $130,527

Cost of sales                                      72,093             19,877          $  657  (A)         92,627
                                                 --------            -------         -------            --------

Gross Profit                                       31,030              7,527            (657)             37,900

General Administrative, Selling
 and Other Expenses                                19,076              4,172                              23,248

Environmental charge                                4,167                  0                               4,167

Corporate office relocation                           468                  0                                 468

Interest expense                                      787                  0           1,000  (B)          1,787
                                                 --------            -------         -------            --------

Income Before Income Taxes                          6,532              3,355          (1,657)              8,230

Provision for income taxes                          1,328                  0             592  (C)          1,920
                                                 --------            -------         -------            --------

Net Income                                          5,204              3,355          (2,249)              6,310

Loss from discontinued operations (less
 applicable tax benefit of $1,337,000)                (71)                 0               0                 (71)
                                                 --------            -------         -------            --------

Net Income                                       $  5,133            $ 3,355         ($2,249)           $  6,239
                                                 ========            =======         =======            ========


Earnings Per Share:

 Income From Continuing Operations               $   1.02                                               $   1.24
 Loss from Discontinued Operations                  (0.01)                                                 (0.01)
                                                 --------                                               --------

Net Income per Share                             $   1.01                                               $   1.22
                                                 ========                                               ========


Number of Shares Used in
 Computation of Per Share
 Information:                                   5,095,000                                              5,095,000





        See notes to pro forma condensed combined financial statements

        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                For the Fiscal Year Ended March 31, 1993

                                 (Unaudited)



(A) Represents one year of amortization expense on the intangibles and one year of depreciation expense on the stepped-up fixed assets, assuming the acquisition occurred at the beginning of the period.

(B) Represents one year of interest expense on the additional long-term debt recorded at the beginning of the period.

(C) Represents the addition to the combined income tax provision for the twelve months ended March 31, 1993, due to the inclusion of Palnut.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 1994


                                        TRANSTECHNOLOGY CORPORATION


                                        By: /s/ Valentina Doss
                                            -----------------------------
                                            Valentina Doss
                                            Vice President and Secretary